EXECUTION VERSION

AMENDMENT NO. 1 TO MANAGEMENT AGREEMENT
THIS AMENDMENT NO. 1 TO MANAGEMENT AGREEMENT, dated and effective as of August 24, 2016 (this “Amendment”), is entered into by and among (i) TACO BELL FUNDING, LLC, a Delaware limited liability company, as the issuer (the “Issuer”), (ii) TACO BELL IP HOLDER, LLC, a Delaware limited liability company (“IP Holder”), (iii) TACO BELL FRANCHISOR HOLDINGS, LLC, a Delaware limited liability company (“Franchisor Holdco”), (iv) TACO BELL FRANCHISOR, LLC, a Delaware limited liability company (“Taco Bell Franchisor”), (v) TACO BELL FRANCHISE HOLDER 1, LLC, a Delaware limited liability company (“Franchise Holder” and, together with IP Holder, Franchisor Holdco and Taco Bell Franchisor, the “Guarantors” and, together with the Issuer, the “Securitization Entities”), and (vi) Taco Bell Corp., a California corporation, as the manager (together with its successors and assigns, the “Manager”). Capitalized terms used and not defined herein shall have the meanings set forth or incorporated by reference in the Indenture.
RECITALS
WHEREAS, the Issuer and the Trustee have entered into the Base Indenture, dated as of May 11, 2016 (as the same may be amended, supplemented or otherwise modified from time to time exclusive of the Series Supplements thereto, the “Base Indenture”), and the Series 2016-1 Supplement thereto, dated as of May 11, 2016 (as the same may be amended, supplemented or otherwise modified from time to time, the “Series 2016-1 Supplement” and, together with the Base Indenture and any additional Series Supplements thereto entered into from time to time, the “Indenture”), pursuant to which the Issuer issued the Series 2016-1 Notes referred to therein;
WHEREAS, the Issuer, the other Securitization Entities, the Manager and the Trustee have entered into the Management Agreement, dated as of May 11, 2016, (as amended by this Amendment, and as the same may be further amended, supplemented or otherwise modified from time to time in accordance with the terms thereof, the “Management Agreement”);
WHEREAS, the parties desire to amend the definition of “Weekly Management Fee” in certain respects, as hereinafter set forth, pursuant to Section 8.3(a)(iii) of the Management Agreement;
WHEREAS, such subsection permits the Management Agreement to be amended to cure any ambiguity, defect or inconsistent provision by the Securitization Entities and the Manager without the prior written consent of the Trustee or the Control Party; and
NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged by the parties hereto, the parties hereto agree as follows:
1.Amendment to the Management Agreement. The definition of “Weekly Management Fee” set forth in Section 1.1 of the Management Agreement is hereby amended by adding the following sentence to the end of such definition:

“For purposes of this definition, Retained Collections for the Quarterly Fiscal Period ended June 7, 2016 will be $117,839,000, such amount being the amount of Total Securitization Revenues for such period.”

2.Effectiveness. This Amendment shall become effective on the date hereof upon the execution and delivery of this Amendment by the signatories hereto.

3.Effect of Amendment. Except as expressly amended and modified by this Amendment, all provisions of the Management Agreement shall remain in full force and effect and each reference to the Management Agreement and words of similar import in the Management Agreement, as amended hereby, shall be a reference to the Management Agreement as amended hereby and as the same may be further amended, supplemented or otherwise modified and in effect from time to time. This Amendment shall not be deemed to expressly or impliedly waive, amend or supplement any provision of the Management Agreement other than as set forth herein. This Amendment may not be amended, supplemented or otherwise modified except in accordance with the terms of the Management Agreement.

4.Governing Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CHOICE OF LAW RULES (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

5.Counterparts. This Amendment may be executed by the parties hereto in several counterparts (including by facsimile or other electronic means of communication), each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute but one and the same agreement.

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Amendment No. 1 to Management Agreement

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

TACO BELL FUNDING, LLC,
as the Issuer

By:	/s/ William L. Gathof
Name: William L. Gathof
Title: Authorized Person

TACO BELL IP HOLDER, LLC,
as a Guarantor

By:	/s/ William L. Gathof
Name: William L. Gathof
Title: Authorized Person

TACO BELL FRANCHISOR HOLDINGS, LLC,
as a Guarantor

By:	/s/ William L. Gathof
Name: William L. Gathof
Title: Authorized Person

TACO BELL FRANCHISOR, LLC,
as a Guarantor

By:	/s/ William L. Gathof
Name: William L. Gathof
Title: Authorized Person

Amendment No. 1 to Management Agreement

TACO BELL FRANCHISE HOLDER 1, LLC,
as a Guarantor

By:	/s/ William L. Gathof
Name: William L. Gathof
Title: Authorized Person

Amendment No. 1 to Management Agreement

TACO BELL CORP., as the Manager

By:	/s/ Elizabeth Williams
Name: Elizabeth Williams
Title: Chief Financial Officer

Amendment No. 1 to Management Agreement